April 28, 2000

Wellman, Inc.

Shrewsbury Executive Center

1040 Broad Street

Suite 302

Shrewsbury, New Jersey 07702

Attention:	Keith R. Phillips, Vice President, Chief Financial Officer and Treasurer and Audrey Goodman, Assistant Treasurer

Re:

Loan Agreement dated as of September 28, 1999 by and between Wellman, Inc. a Delaware corporation ("Borrower") and Fleet National Bank as Agent (the "Agent") for itself and the other Banks party thereto and such Banks (the "Agreement")

Ladies and Gentlemen:

The Borrower has requested the Agent and the Banks to consent to application of a permanent reduction of the 4-Year Commitment (which will also constitute a permanent reduction of the Commitment) in the manner described below.

Capitalized terms used herein and not expressly defined herein shall have the respective meanings assigned thereto in the Agreement.

Subsequent to the execution of the Agreement and prior to the date hereof, the Borrower executed a $50,000,000 private placement financing. The Borrower now desires to permanently reduce the 4-Year Commitment by $50,000,000 pursuant to Section 2.09 of the Agreement, but to apply (i) at least $45,000,000 of such reduction on a non-pro rata basis in Wellman's discretion to the Pro Rata Shares of the 4-Year Commitment held by the five Banks currently holding the largest Pro Rata Shares of the 4-Year Commitment (the "Five Banks") and (ii) up to $5,000,000 of the $50,000,000 4-Year Commitment reduction in Wellman's discretion to the Pro Rata Shares of the 4-Year Commitment held by any of the Banks on a non-pro rata basis; provided that after giving effect to such reduction in the 4-Year Commitment none of the Five Banks' Pro Rata Shares of the 4-Year Commitment shall have been reduced by more than $15,000,000 and Fleet National Bank shall retain the largest Pro Rata Share of the 4-Year Commitment. Wellman hereby requests the consent of the Banks and the Agent to such 4-Year Commitment permanent reduction which shall occur only upon the consents of the Banks and the Agent becoming effective.

Borrower's request for consent shall be deemed withdrawn unless the consent hereto of the Banks and the Agent shall have become effective by April 30, 2000 unless such date is extended by notice from the Borrower to the Agent.

The Agent and the Banks hereby consent to said permanent reduction of the 4-Year Commitment in this one instance and waive the provisions of Sections 2.09, 2.16 and 2.18 to the extent any of such Sections may be inconsistent with said permanent reduction. The Agent, the Banks and the Borrower hereby confirm that future permanent reductions in the Commitment pursuant to Section 2.09 of the Agreement may be applied by the Borrower toward a reduction in the 4-Year Commitment and/or 364-Day Commitment as Borrower determines, so long as any such reduction is applied on a pro rata basis to the Pro Rata Shares of the Commitment being reduced.

The Borrower, the Agent and the Banks hereby agree that immediately after such permanent reduction of the 4-Year Commitment Exhibit K to the Loan Agreement shall thereupon be deemed amended to accurately reflect the Pro Rata Shares of the Banks after giving effect to said permanent reduction of the 4-Year Commitment.

The Borrower represents that no Default or Event of Default exists under the Agreement.

The amendment and consent contained herein are limited to the voluntary permanent reduction of the 4-Year Commitment described above only and are not nor shall they be construed as an amendment and/or consent with respect to any other reduction of the Commitment.

Except to the extent of the above-referenced amendment and consent, each of the above-referenced provisions in the Agreement shall remain in full force and effect.

The signatures below on behalf of each of the Borrower, the Agent and each Bank establishes said party's consent to and agreement with the foregoing.

FLEET NATIONAL BANK, as Agent and a Lender By: /s/ John P. O'Laughlin Name: John P. O'Laughlin Title: Vice President
AGREED TO: WELLMAN, INC. By: /s/ Audrey Goodman Name: Audrey Goodman Title: Assistant Treasurer
LENDERS: BANK OF AMERICA, N.A., as Bank and as Syndication Agent By: /s/ Eileen C. Higgins Name: Eileen C. Higgins Title: Vice President
FIRST UNION NATIONAK BANK, as a Bank and as Documentation Agent By: /s/ Peter G. Macey Name: Peter G. Macey Title: Senior Vice Pres.
WACHOVIA BANK, N.A., as a Bank and as a Senior Managing Agent By: /s/ M. Eugene Wood, III Name: M. Eugene Wood, III Title: Senior Vice President
THE CHASE MANHATTAN BANK, as a Bank and as a Senior Managing Agent By: /s/ Lawrence Palumbo, Jr. Name: Lawrence Palumbo, Jr. Title: Vice President
THE NORTHERN TRUST COMPANY., as a Bank By: /s/ David J. Mitchell Name: David J. Mitchell Title: Vice President
THE GOVERNOR & COMPANY OF THE BANK OF IRELAND, as a Bank By: /s/ Tony O'Donovan Name: Tony O'Donovan Title: Executive
MELLON BANK, N.A., as a Bank By: /s/ Leonard M. Karpen, Jr. Name: Leonard M. Karpen, Jr. Title: Vice President
BANCA MONTE DEI PASCHI DI SIENA S.P.A., as a Bank By: /s/ G. Nataliechi Nicolas A. Kanaris Name: G. Nataliechi Nicolas A. Kanaris Title: S.V.P. & Vice President General Manager
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Bank By: /s/ R. David Stone Name: R. David Stone Title: Vice President
THE BANK OF NOVA SCOTIA, as a Bank By: /s/ B.S. Allen Name: B.S. Allen Title: Managing Director
KBC BANK N.V., as a Bank By: /s/ Robert M. Surdam, Jr. Name: Robert M. Surdam, Jr. Title: Vice President
HIBERNIA NATIONAL BANK, as a Bank By: /s/ Nancy G. Moragas Name: Nancy G. Moragas Title: Assistant Vice President

EXHIBIT K PRO RATA SHARES

Name of Bank, Address for Notices and Instructions for Wire Transfers	Pro Rata Share
Fleet National Bank 100 Federal Street Boston, Massachusetts 02110 Attention: John P. O'Loughlin Vice President Telephone: (617) 434-3952 Telecopy: (617) 434-0601 E-mail: john_p_o'loughlin@fleet.com	Loans and Commitment 18.00%	364-Day Loan and 364-Day Commitment 12.00%	4-Year Loan and 4-Year Commitment 20.7272727273%
Wire Transfer Instructions: Fleet National Bank Boston, Massachusetts ABA #011000138 (FNB-MA) Account: Commercial Loan Services Attn: Agent Bank MA Account #: 1510351 G/L Re: Wellman, Inc.

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

Wachovia Bank, N.A.

152 W. 57th Street, 37th Floor

New York, NY 10019

Attention: Mary Ann Zagroba,

Senior Vice President

Telephone: (212) 603-7702

Telecopy: (212) 603-7729

E-mail:mary anne.zagroba@wachovia.com

Loans and Commitment 10.00%	364-Day Loan and 364-Day Commitment 11.1111112000%	4-Year Loan and 4-Year Commitment 9.4949494545%

For Administrative/Operations Matters:

Wachovia Bank, N.A.

191 Peachtree Street, NE

28th Floor, MC370

Atlanta, GA 30303

Attn: Trudy T. Collins

Tel: (404) 332-6688

Fax: (404) 332-4320

Wire Transfer Instructions:

Wachovia Bank, N.A.

ABA #: 061000010

Account Name: FW Money Transfer Suspense

Attn: Complex Unit

Re: Wellman, Inc.

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

KBC Bank N.V.

125 West 55th Street

New York, NY 10019

Attn: Robert Surdam, Vice President

Rasha Mosaad, Assistant Vice

President

Telephone: (212) 541-0704/0712

Telecopy: (212) 541-0793

E-mail: robert.surdam@kb.be

rasha.mosaad@kb.be

Loans and Commitment 2.50%	364-Day Loan and 364-Day Commitment 2.2222224000%	4-Year Loan and 4-Year Commitment 2.6262625455%

For Administrative/Operations Matters:

KBC Bank N.V.

125 West 55th Street

New York, NY 10019

Attn: Charleen Cumberbatch/Robert Pacific

Tel: (212) 541-0653/0671

Fax: (212) 956-5581

Wire Transfer Instructions:

KBC Bank N.V.

ABA #: 026-008-248

Account Name: KBC New York

Attn: Loan Administration

Re: Wellman, Inc.

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share
For Credit Matters: First Union National Bank 190 River Road, NJ3161 Summit, NJ 07901 Attn: Peter Mace, Senior Vice President Tel: (908) 598-3237 Fax: (908) 598-3050 E-mail: peter.mace@firstunion,com	Loans and Commitment 15.00%	364-Day Loan and 364-Day Commitment 16.6666664000%	4-Year Loan and 4-Year Commitment 14.2424243636%

For Administrative/Operations Matters:

First Union National Bank

190 River Road, NJ3130

Summit, NJ 07901

Attn: Janie Cusack

Tel: (904) 489-1823

Fax: (904) 489-1010

Wire Transfer Instructions:

First Union National Bank

Jacksonville, FL

Fed Wire #: 031201467

Chips #: 0509

Tax I.D. #: 22 114 7033

ABA #: 063000021

Account #: 145916-2008

Attn: Cindy Perry

Re: Wellman, Inc.

Obligor #: 9565178503

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

The Bank of Nova Scotia

One Liberty Plaza, 26th Floor

New York, NY 10006

Attn: Brian Allen, Senior

Relationship Manager

Tel: (212) 225-5030

Fax: (212) 225-5090

E-mail: ballen@scotiabank.com

Loans and Commitment 3.75%	364-Day Loan and 364-Day Commitment 3.3333336000%	4-Year Loan and 4-Year Commitment 3.9393938182%

For Administrative/Operations Matters:

The Bank of Nova Scotia

One Liberty Plaza, 24th Floor

New York, NY 10006

Attn: Peter Colletta,

Senior Loan Admin. Officer

Tel: (212) 225-5069

Fax: (212) 225-5145

Wire Transfer Instructions:

The Bank of Nova Scotia

ABA #: 026-002532

Account Name: Loan Accounting

Attn: Marcia Samuals

Re: Wellman, Inc.

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

Morgan Guaranty Trust

Company of New York

JP Morgan Securities, Inc.

60 Wall Street, 5th Floor

New York, NY 10260-0060

Attn: Dennis Wilczek, Associate

Tel: (212) 648-1265

Fax: (212) 648-5018

E-mail: wilczek_dennis@jpmorgan.com

Loans and Commitment 6.25%	364-Day Loan and 364-Day Commitment 5.5555552000%	4-Year Loan and 4-Year Commitment 6.5656567273%

For Administrative/Operations Matters:

Morgan Guaranty Trust

Company of New York

c/o J.P. Morgan Services, Inc.

500 Stanton Christiana Road

Newark, DE 19713

Attn: Jeannie Mattson,

Associate Credit Administrator

Tel: (302) 634-1938

Fax: (302) 634-1852

Wire Transfer Instructions:

Morgan Guarauty Trust

Company of New York

New York, NY

ABA #: 021000238

Account Name: Loan Department

A/C #999-99-090

Attn: Corporate Processing - Mod 23

Re: Wellman, Inc.

*******************

Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

Bank of America, N.A.

335 Madison Avenue, 5th Floor

New York, NY 10017

Attn: Eileen C. Higgins, Vice

President

Tel: (212) 503-7260

Fax: (212) 503-7878

E-mail: eileen.c.higgins@bankamerica.com

Loans and Commitment 16.25%	364-Day Loan and 364-Day Commitment 16.6666664000%	4-Year Loan and 4-Year Commitment 16.0606061818%

For Administrative/Operations Matters:

Bank of America, N.A.

101 N. Tryon Street

NC1-001-15-05

Charlotte, NC 28255

Attn: Bobbie Boratea, CSR

Tel: (704) 386-8389

Fax: (704) 409-0059

Wire Transfer Instructions:

Bank of America, N.A.

ABA #: 053000196

Attn: Bobbie Boratea

Re: Wellman, Inc.

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share
For Credit Matters: The Northern Trust Company 50 S. LaSalle, 11th Floor Chicago, IL 60675 Attn: David J. Mitchell Tel: (312) 444-5033 Fax: (313) 444-5055 E-mail: David_Mitchell@notes.ntrs.com	Loans and Commitment 3.75%	364-Day Loan and 364-Day Commitment 3.3333336000%	4-Year Loan and 4-Year Commitment 3.9393938182%

For Administrative/Operations Matters:

The Northern Trust Company

50 S. LaSalle, 11th Floor

Chicago, IL 60675

Attn: Ms. Linda Honda

Tel: (312) 444-3532

Fax: (312) 630-1566

Wire Transfer Instructions:

The Northern Trust Bank

ABA #: 071000152

Comm. Loan Account #: 5186401000

Credit to: Commercial Loan Dept.

Re: Wellman

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

The Governor & Company of the Bank

of Ireland

Corporate Banking

Head Office

Lower Baggot Street

Dublin 2

IRELAND

Attn: Helen Prendergast

Tel: 011-353-1-6044044

Fax: 011-353-1-6044025

E-mail: helen.prendergast@boi.ie

Loans and Commitment 5.00%	364-Day Loan and 364-Day Commitment 4.4444448000%	4-Year Loan and 4-Year Commitment 5.2525250909%

For Administrative/Operations Matters:

Bank of Ireland Corporate Banking

Loan Administration

Hume House, Pembroke Road, Ballsbridge

Dublin 4

IRELAND

Attn: Cathal Browne/Yvonne Manahan

Tel: 011-353-1-6187489

Fax: 011-353-1-6187462/75

Wire Transfer Instructions:

The Chase Manhattan Bank

New York

ABA #: 021000021

Further Credit: Bank of Ireland

Group Treasury

Attn: Yvonne Manahan

Re: Wellman, Inc.

Account #: 0011015815

Swift Code: CHASUS33

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share
For Credit Matters: Mellon Bank, N.A. 1735 Market Street, 7th Floor Philadelphia, PA 19103 Attn: Leonard M. Karpen, Jr., Vice President Tel: (215) 553-3126 Fax: (215) 553-4899	Loans and Commitment 3.75%	364-Day Loan and 364-Day Commitment 3.3333336000%	4-Year Loan and 4-Year Commitment 3.9393938182%

For Administrative/Operations Matters:

Mellon Bank, N.A.

3 Mellon Bank Center, 12th Floor

Pittsburgh, PA 15259

Attn: Sannford Richards

Tel: (412) 234-8285

Fax: (412) 209-6118

Wire Transfer Instructions:

Fed Wire #: 990873800

Mellon Bank, N.A.

ABA #: 043-000-261

Re: Wellman, Inc.

Attn: Sannford Richards

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

Banca Monte dei Paschi di Siena S.p.A.

55 East 59th Street

New York, NY 10022

Attn: Nick Kanaris, Vice President

Tel: (212) 891-3655

Fax: (212) 891-3661

E-mail: mpsnyb@compuserve,com

Loans and Commitment 2.50%	364-Day Loan and 364-Day Commitment 2.2222224000%	4-Year Loan and 4-Year Commitment 2.6262625455%

For Administrative/Operations Matters:

Banca Monte dei Paschi di Siena S.p.A.

55 East 59th Street

New York, NY 10022

Attn: Mei Tam

Tel: (212) 891-3649

Fax: (212) 891-3661

Wire Transfer Instructions:

The Chase Manhattan Bank

ABA #: 021000021

Further Credit: Banca Monte dei

Paschi di Siena S.p.A.

Account #: 544-7-78865

Re: Wellman

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

The Chase Manhattan Bank

270 Park Avenue, 33th Floor

New York, NY 10017

Attn: Lawrence Palumbo,

Vice President

Tel: (212) 270-7525

Fax: (212) 270-7939

E-mail: lawrence.palumbo@chase,com

Loans and Commitment 10.75%	364-Day Loan and 364-Day Commitment 11.1111112000%	4-Year Loan and 4-Year Commitment 10.5858585455%

For Administrative/Operations Matters:

The Chase Manhattan Bank

1 Chase Manhattan Plaza, 8th Floor

New York, NY 10081

Attn: Tanya Mitchell

Tel: (212) 552-7206

Fax: (212) 552-5777

For Bid Loans:

The Chase Manhattan Bank

270 Park Avenue, 8th Floor

New York, NY 10017

Attn: Frank Angelico

Tel: (212) 834-4434

Fax: (212) 834-6160

Wire Transfer Instructions:

The Chase Manhattan Bank

ABA #: 021000021

Attn: Vicky Taler

Re: Wellman, Inc.

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Name of LENDER, address for notices and Instructions for Wire Transfers	Pro Rata Share

For Credit Matters:

Hibernia National Bank

313 Carondelet Street

New Orleans, LA 70130

Attn: Nancy Moragas,

Assistant Vice President

Tel: (504) 533-2863

Fax: (504) 533-5434

E-mail: nmoragas@hiberniabank,com

Loans and Commitment 2.50%	364-Day Loan and 364-Day Commitment 8.00%	4-Year Loan and 4-Year Commitment 0%

For Administrative/Operations Matters:

Hibernia National Bank

313 Carondelet Street

New Orleans, LA 70130

Attn: Debbie Lee,

Assistant Account Representative

Tel: (504) 533-5395

Fax: (504) 533-5434

Wire Transfer Instructions:

Hibernia National Bank

New Orleans, LA

ABA: 065-000-090

Further Credit: Energy/Maritime

Wire No. 0600-36615

Attn: Debbie Lee

Re: Wellman, Inc.

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